                                               CORPORATE MANAGEMENT
                                                  INCENTIVE PLAN


                                                 TABLE OF CONTENTS


         TOPIC                                                              PAGE

         Plan Objectives.......................................................1

         Plan Features

                  Eligibility Requirements.....................................2
                  Target Incentive Award.......................................2

         Incentive Award Determination.........................................3

         Plan Procedures.......................................................4

         Incentive Award Distribution..........................................6

         Plan Administration...................................................6






                                                                   December 1998

                              CORPORATE MANAGEMENT
                                 INCENTIVE PLAN


PLAN OBJECTIVES

Compensation is a critical factor in attracting, retaining and motivating management personnel. Incentive compensation is a vital component of the total compensation package. The philosophy of an incentive plan combined with base compensation creates an effective total compensation program that is essential to the overall long-term success of our Company.

The plan objectives are to:

          - Recognize and reward superior performance for the achievement of a critical performance objective, the achievement of Earnings
          - Before Interest, Taxes & Depreciation (EBITD) at a specified level.

          -   Provide a competitive total compensation package.

          - Promote a sense of team effort in which all management personnel share in the rewards of superior performance.

                              CORPORATE MANAGEMENT
                                 INCENTIVE PLAN


ELIGIBILITY REQUIREMENTS

To be eligible for participation in the Corporate Management Incentive Plan, you must be a regular, full-time employee, grade 508 or above. You may also participate in the plan if you are a regular, full time employee performing the duties of Field Auditor. In addition, you must:

          - be continuously employed by the Company throughout the incentive period,

          - have acceptable overall performance and not engage in any behavior, which would be grounds for termination during the entire incentive period and the period up to distribution.

Employees begin participation in the plan on their date of hire or promotion into an eligible position.


TARGET INCENTIVE AWARD

The target incentive percentage multiplied by the employee's actual base compensation earned during the incentive period reflects the participant's target incentive award. The target percentage for Corporate Management is shown below:

                                                     Annual Incentive Target
                  Salary Grade                       % of Base Compensation
                  ------------                       ----------------------

                      508                                       12.0%*
                      509                                       14.0%
                      510                                       16.0%
                      511                                       18.0%
                      512                                       24.0%
                      513                                       40.0%
                      514                                       40.0%
                      515                                       50.0%
                      516                                       50.0%
                      517                                       50.0%
                      518                                       75.0%

                  * Also applies to Field Auditors.

The target incentive award will remain unchanged for the balance of the incentive period unless those conditions outlined in the Plan Procedures occur. (See Plan Procedures beginning on page 4). Actual base compensation paid during the year will be used in calculating earned awards.

                                 INCENTIVE PLAN


INCENTIVE AWARD DETERMINATION

The incentive award under the plan will be earned based upon achievement of EBITD at a specified level. Shown below is the award schedule.

                              % of Budgeted                     Earned
                                EBITD                           EBITD
                                Attained                       Award Percent
                                ----------                     -------------

                                   90%                              50%
                                   91%                              55%
                                   92%                              60%
                                   93%                              65%
                                   94%                              70%
                                   95%                              75%
                                   96%                              80%
                                   97%                              85%
                                   98%                              90%
                                   99%                              95%
                                  100%                             100%
                                  101%                             105%
                                  102%                             110%
                                  103%                             115%
                                  104%                             120%
                                  105%                             125%
                                  106%                             130%
                                  107%                             135%
                                  108%                             140%
                                  109%                             145%
                                  110%                             150%
                     Greater than 110%*               Greater than 150%

*For the CEO, grade 518, the schedule will continue in similar increments for performance above 110% with no cap.

SAMPLE PAYOUT CALCULATION

Actual Base      x     Target Incentive    x     Earned EBITD      =   Incentive
Compensation           Percent                   Award Percent         Payment

                              CORPORATE MANAGEMENT
                                 INCENTIVE PLAN

PLAN PROCEDURES

Prorated awards shall occur in accordance with the following guidelines.

1.       New Hires.

         Employees hired into an eligible position will be eligible for incentive pay on their date of hire. Earned incentive awards are based on the plan formula and the actual base compensation earned in the eligible position during the performance period.

2.       Promoted Into Eligible Position.

         Employees promoted into an eligible position will be eligible for incentive pay on their job begin date. Earned incentive awards are based on the plan formula and the actual base compensation earned in the eligible position during the performance period.

3.       Promoted From One Eligible Position to Another Eligible Position.

         If an employee is promoted into a position which has a different formula for determining the target incentive award, the old formula will be calculated on the actual base compensation earned in the former position, and the new formula will be calculated on the actual base compensation earned in the new position.

4.       Reclassification.

         If an employee's current position is reclassified and assigned to a new grade in the Payless Cashways' job classification program, the target incentive award will be adjusted in accordance with the procedures for a promotion, if assigned to a higher grade or for a demotion, if assigned to a lower grade.

5.       Transfer.

         Employees who transfer between locations will be eligible for a prorated incentive based on the actual base compensation earned at each location during the performance period and the fiscal year end performance against budget for each location.

6.       Demotion.

         If an employee is demoted into a position which has a different formula for determining the target incentive award, the old formula will be calculated on the actual base compensation earned in the former position and the new formula will be calculated on the actual base compensation earned in the new position.

                              CORPORATE MANAGEMENT
                                 INCENTIVE PLAN

PLAN PROCEDURES (Cont'd.)

         An eligible employee who is demoted to a position which is not eligible for participation in the plan will receive a prorated award based on the plan formula and the actual base compensation earned during the performance period.


7.       Interrupted Service.

         If an employee's service is interrupted during the plan year, for a period in excess of 90 days due to short or long term disability and/or other approved leaves of absence, he/she shall receive, if earned, an incentive award, which has been prorated based on the plan formula and the actual base compensation earned during the plan year or fiscal quarter(s) plus first 90 days of leave.


The following guidelines apply in cases of employee separation:

1.       Involuntary Termination.

         An employee in the plan who, during the performance period, is involuntarily terminated for such reasons as facility closing or reduction in force, shall be ineligible for any incentive payments for the current performance period.

         An  employee  in the plan who,  at any time prior to  distribution,  is
         involuntarily   terminated  for  performance   deficiencies   shall  be
         ineligible for any incentive payments.

2.       Termination for Violation of Company Policy.

         An employee in the plan who, at any time prior to distribution, is involuntarily terminated or resigns in lieu of involuntary termination for violation of Company policy shall be ineligible for any incentive payments.

3.       Voluntary Termination.

         An  employee  in  the  plan  who  terminates   voluntarily  during  the
         performance period shall be ineligible for any incentive payments for the current performance period.

                              CORPORATE MANAGEMENT
                                 INCENTIVE PLAN


INCENTIVE AWARD DISTRIBUTION

Distribution of earned incentive awards shall be made by February 15 following the end of the plan year.

Awards are issued by check and are subject to applicable government withholding taxes. Participant elected benefit deductions, such as MoneyBuilder will be taken from incentive award payments.

Incentive Pay Discrepancies

Errors in the calculation of an employee's incentive award must be reported to the Compensation Department within 30 days of receipt. All corrected amounts will be added to the employee's next regularly scheduled paycheck.

PLAN ADMINISTRATION

This plan is established as of the first day of the fiscal year of 1999, November 29, 1998, and continues each fiscal year unless modified by appropriate company action.

Payless Cashways, Inc. reserves the right to amend or terminate the plan. Administration of the Corporate Management Incentive Plan will be under the direction of the Vice President - Human Resources. The Vice President - Human Resources, will resolve questions that may arise relating to the interpretation or administration of the plan.